Voyage revenues	6 Months Ended
Jun. 30, 2025
Revenue from Contract with Customer [Abstract]
Voyage revenues

15.            Voyage revenues:

The following table shows the voyage revenues earned from time charters, voyage charters and pool agreements for the six-month periods ended June 30, 2024 and 2025, as presented in the unaudited interim condensed consolidated income statements:

	Six months ended June 30,
	2024	2025

Time charters	$325,915	$316,520
Voyage charters	286,432	159,674
Pool revenues	(82)	1,864
	$612,265	$478,058

As of June 30, 2025, trade accounts receivable from voyage charter agreements decreased to $10,486 from $24,512 as of December 31, 2024 and are presented under “Trade accounts receivable, net” in the unaudited consolidated balance sheets. The outstanding balance is mainly affected by the timing of commencement of revenue recognition and from the lower charter rates prevailing during the six months ended June 30, 2025. No write-off was recorded in periods presented in connection with the voyage charter agreements.

Further, as of June 30, 2025, capitalized contract fulfilment costs which are recorded under “Other current assets” decreased by $2,209 compared to December 31, 2024, to $2,224 from $4,433. The outstanding balance is mainly affected by the timing of commencement of revenue recognition.

Under ASC 606, unearned voyage charter revenue represents the consideration received for undelivered performance obligations. The Company recorded $6,075 as unearned revenue related to voyages charter agreements in progress as of December 31, 2024, which were recognized in earnings in the six-month period ended June 30, 2025 as the performance obligations were satisfied in that period. In addition, the Company recorded $4,890 as unearned revenue related to voyage charter agreements in progress as of June 30, 2025, which is presented under “Deferred revenue” in the consolidated balance sheets and will be recognized in earnings within one year as the performance obligations will be satisfied.

The amount invoiced to charterers in connection with the additional revenue for scrubber-fitted vessels under time-charter contracts (included within “Time charters” in the above table) was $27,282 and $14,290 for the six-month periods ended June 30, 2024 and 2025, respectively, and did not include the fuel cost savings gained from the scrubber-fitted vessels which were employed under voyage charter agreements.

Demurrage income for the six-month periods ended June 30, 2024 and 2025 amounted to $9,666 and $5,368, respectively, and is included within “Voyage charters” in the above table.

The adjustment to Company’s revenues from the vessels operating in the CCL Pool, deriving from the allocated pool result for those vessels as determined in accordance with the agreed-upon formula, for the six-month periods ended June 30, 2024 and 2025 was $(61) and $1,864, respectively, and is included within “Pool Revenues” in the table above.

As discussed in Note 1, during the six-month periods ended June 30, 2024 and 2025, respectively, the Company chartered-in a number of third-party vessels to increase its operating capacity in order to satisfy its clients’ needs. Revenues generated from those charter-in vessels during the six-month periods ended June 30, 2024 and 2025 amounted to $27,630 and $40,268, respectively, and are included in “Voyage revenues” in the consolidated income statements, out of which $11,648 and $17,754, respectively, constitute sublease income deriving from time charter agreements.